 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2019

DOMO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38553	27-3687433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
772 East Utah Valley Drive
American Fork, UT 84003
(Address of principal executive offices)
Registrant’s telephone number, including area code: (801) 899-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.001 per share	DOMO	The Nasdaq Global Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 20, 2019 the board of directors of Domo, Inc. (the “Company”) accepted Nehal Raj’s resignation from the board, including his resignation from the compensation committee of the board, effective September 20, 2019. There were no disagreements between Mr. Raj and the Company on any matter relating to the Company's operations, policies or practices which resulted in his resignation.
On September 20, 2019, the board of directors of the Company, upon recommendation from the nominating and corporate governance committee of the board, appointed Jeff Kearl as a director of the Company, effective immediately. Mr. Kearl was also appointed to the nominating and corporate governance committee. Following the appointment, the nominating and corporate governance committee of the board consists of Joshua G. James (chair), Mark Gorenberg and Mr. Kearl. The board of directors also appointed director Daniel Daniel to the compensation committee. Following the appointment, the compensation committee of the board consisted of Fraser Bullock (chair), Carine Clark and Mr. Daniel.
There are no transactions and no proposed transactions between Mr. Kearl (or any member of his immediate family) and the Company or any of its subsidiaries involving an amount in excess of $120,000, and there is no arrangement or understanding between Mr. Kearl and any other person or entity pursuant to which Mr. Kearl was appointed as a director of the Company.
Mr. Kearl will participate in the Company’s standard compensation plan for outside directors, including an initial restricted stock unit award. The standard compensation plan for outside directors is described in the section titled “Board of Directors and Corporate Governance” of the Company’s proxy statement filed with the Securities and Exchange Commission on May 20, 2019. In connection with his appointment, Mr. Kearl will enter into a standard indemnification agreement in the form previously approved by the Board.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMO, INC.
Date: September 24, 2019	By:	/s/ Bruce Felt
Bruce Felt
Chief Financial Officer